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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

        Date of Report (date of earliest event reported): March 9, 2000

                           iGATE CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


          PENNSYLVANIA                   000-21755                25-1802235
          ------------                   ---------                ----------
  (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)

        1004 McKee Road
     Oakdale, Pennsylvania                    15071
(Address of  principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (412) 787-2100


                              Mastech Corporation
          (former name or former address, if changed since last year)
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Item 5.  Other Events
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On March 9, 2000, the Company issued a press release announcing its that it had appointed Bruce Haney as Managing Director, Chief Financial Officer of iGATE Capital Corporation. A copy of this press release is attached as Exhibit 99.1

Item 7c.  Exhibits
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99.1 News release dated March 9, 2000 regarding the appointment of Bruce Haney as Managing Director, Chief Financial Officer of iGATE Capital Corporation.
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SIGNATURES
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Pursuant to the requirements of the Securities and Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            iGATE CAPITAL CORPORATION

DATE:  March 9, 2000                        By:  /s/  Bruce E. Haney
                                               ------------------------
                                                Chief Financial Officer
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Exhibit Number          Description
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99.1                    99.1 News release dated March 9, 2000 regarding the
                        appointment of Bruce Haney as Managing Director, Chief Financial Officer of iGATE Capital Corporation.